UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)

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First Hartford Corporation
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FIRST HARTFORD CORPORATION
PO Box 1270
149 Colonial Road
Manchester, CT 06045-1270

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 29, 2006

          We will hold the annual meeting of shareholders of First Hartford Corporation, a Maine corporation, at the Holiday Inn - By the Bay, located at 88 Spring Street, Portland, Maine, on November 29, 2006 at 9:00 a.m. local time, for the following purposes:

                1.     To elect directors of the corporation to serve until the next annual meeting of shareholders.

2.     To act on such other matters as may be properly brought before the meeting or  any adjournments, postponements or continuations of the meeting.

The Board of Directors recommends that you vote FOR the election of the nominees.

                The Board of Directors has fixed the close of business on October 25, 2006, as the record date for the meeting.  Only shareholders of record at the close of business at this time are entitled to notice of, and to vote at, the meeting or any adjournments, postponements or continuations of the meeting.

                All shareholders are invited to attend the meeting.  To ensure your representation at the meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, whether or not you expect to attend the meeting.  In the event that you attend the meeting, you may vote in person even if you have returned a proxy.

                Your vote is important.

                To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed return envelope.

                October 26, 2006

By Order of the Board of Directors

Stuart I. Greenwald
Secretary to the Board of Directors

FIRST HARTFORD CORPORATION
PO Box 1270
149 Colonial Road
Manchester, Connecticut 06045-1270

PROXY STATEMENT

                This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Shareholders of First Hartford Corporation ("First Hartford").  Copies of this Proxy statement are being mailed to shareholders of record on or about October 26, 2006.

                First Hartford is a Maine Corporation founded in 1909.  First Hartford engages in the purchase, development, ownership, management and sale of real estate.

Date, Time and Place of Meeting

                We will hold the annual meeting of shareholders on November 29, 2006, at 9:00 a.m., local time, at the Holiday Inn - By the Bay, located at 88 Spring Street, Portland, Maine, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Matters to be Considered at the Meeting

                At the meeting, we will ask our shareholders to consider and vote upon the election of directors to serve until our next annual meeting.

                The shareholders will also consider and vote upon such other matters as may properly be brought before the meeting or any adjournment, postponement or continuation thereof.

Vote Required

                A plurality of the votes cast by the shareholders present in person or by proxy and entitled to vote is required to elect directors.  With regard to the election of directors, you may vote in favor of, or withhold your vote from, each nominee.  Votes that are withheld from a nominee will be excluded entirely from the vote and will not be counted in such nominee's favor.  There is no cumulative voting with respect to the election of directors.

Voting of Proxies

                Shares of our common stock represented by properly executed proxies received in time for the meeting, unless previously revoked, will be voted at the meeting as specified by the shareholders on the proxies.  If a proxy is returned without any voting instructions, the shares represented will be voted FOR the election of directors.

Revocability of Proxies

                If you give a proxy, you have the power to revoke it at any time before it is voted.  You can do so in one of three ways.  First, you can send a written notice to our Secretary at the address given below stating that you would like to revoke your proxy.  Second, you can complete a new proxy card and send it to our Secretary at the address given below stating that you would like to revoke your proxy.  Second, you can complete a new proxy card and send it to our Secretary at the address given below.  Third, you can attend the meeting and vote in person.  You should send any written notice or new proxy card to:

Stuart I. Greenwald

Secretary

First Hartford Corporation

PO Box 1270

149 Colonial Road

Manchester, Connecticut 06045-1270

You may request a new proxy card by calling Gini Pitruzzello at (860) 646-6555.

Record Date; Shareholders Entitled to Vote; Quorum

                Only shareholders of record at the close of business on October 25, 2006 will be entitled to receive notice of and vote at the meeting.  As of the record date, 3,046,279 shares of common stock were issued and outstanding.  Each share of common stock is entitled to one vote on each matter which holders of common stock are entitled to vote. A majority of the outstanding shares of common stock entitled to vote must be represented in person or by proxy at the meeting in order for a quorum to be present.

Solicitation of Proxies

                The Board of Directors may solicit proxies, the form of which is enclosed, for the meeting.  The cost of any solicitation will be borne by us.  Our officers, directors or regular employees may communicate with shareholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies.  We and our authorized agents will request brokers or other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material.

Proposal of Shareholders

                Shareholders who intend to present a proposal for action at next year's Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than July 31, 2007 for such proposal to be included in our proxy statement relating to such meeting.  Shareholders who wish to present a proposal at next year's Annual Meeting of Shareholders, but do not wish to have the proposal included in the proxy statement for the meeting, must give notice of the proposal to the Secretary of First Hartford no later than September 13, 2007 in order for the notice to be considered timely under Rule 14a-4 (c) of the SEC.

Information Concerning Auditors

                Effective April, 2005, the Board of Directors of First Hartford appointed Carlin, Charron & Rosen, LLP as our auditors.  We had not consulted Carlin, Charron & Rosen, LLP on any specific matters prior to their engagement.

Financial Statements

                Copies of our Annual Report on Form 10-K for the fiscal year ended April 30, 2006 are being delivered to shareholders together with this proxy statement.  Representatives of our auditors Carlin, Charron & Rosen LLP are not expected to be present at our Annual Meeting of Shareholders and thus, will not have an opportunity to make a statement at the meeting.  However, Carlin, Charron & Rosen LLP are expected to be available to appropriate questions submitted in writing to Stuart I. Greenwald, our Treasurer and Secretary, prior to or at the meeting.

Other Matters

                The Board of Directors knows of no matters that are expected to be presented for consideration at the meeting that are not described herein.  However, if other matters properly come before the meeting, it is intended that the person named in the accompanying proxy will vote thereon in accordance with their best judgment.

ELECTION OF DIRECTORS

                It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy of the election of all the nominees listed below to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified.  First Hartford has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before this year's annual meeting.  However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the annual meeting.  Certain information regarding each nominee is set forth in the table and text below.  The number of shares, if any, beneficially owned by each nominee is listed below under "Security Ownership of Certain Beneficial Owners and Management."

Nominees for the Board of Directors

Name	Age	Position	Period of Service
Neil H. Ellis	78	Director and President	1966 - Present
Stuart I. Greenwald	64	Treasurer and Secretary	1978 - Present
David B. Harding	62	Vice President	1992 - Present

                Neil H. Ellis has been President of First Hartford Corp. since 1968.  He is also President and Director of Green Manor Corporation, a holding company owned by Mr. Ellis and his wife, and a Vice President of Journal Publishing Company, Inc., a corporation that publishes a newspaper in New England, which is owned by Green Manor Corporation.  Mr. Ellis also serves as director of the Gerald P. Murphy Cancer Foundation and trustee of the Jonathan G. Ellis Leukemia Foundation.  He has been a member of the Board of Directors since 1966.

                Stuart I. Greenwald has been Treasurer of First Hartford Corp. since 1980 and also holds the position of Secretary.  He has been a member of the Board of Directors since 1980.

                David B. Harding ha been a Vice President of First Hartford Corp. since 1992.  He was the President of Richmond Realty, LLC, a real estate management company, from January 1996 to January 2003.  In the past, Richmond Realty managed certain properties of First Hartford, but currently it only manages property of others.  He has been a member of the Board of Directors since 1998.

Executive Officers

                The name, age, title and period of service of each of our executive officers are set forth below.  All executive officers are elected by the Board of Directors and serve until their successors are duly elected by the Board of Directors.

Name	Age	Position	Period of Service
Neil H. Ellis	78	President	1968 - Present
Stuart I. Greenwald	64	Treasurer and Secretary	1978 - Present
David B. Harding	62	Vice President	1992 - Present

Meetings of the Board of Directors

                Our Board of Directors convened seven times in the fiscal year ended April 30, 2006.  No director attended fewer than 100 percent of the meetings of the Board.  Directors are generally expected to attend our annual meeting of shareholders.  All of our directors attended last years' Annual Meeting of Shareholders.

                The Board does not currently have a standing unit, nominating or compensation committee, or committees performing similar functions.  The Board of Directors does not believe a standing committee is necessary since the full Board of Directors currently participates in the consideration of director nominees.  The Board of Directors does not have a charter with respect to the duties it fulfills in its nominating capacity.  Mr. Ellis, Mr. Greenwald and Mr. Harding are members of our management and Mr. Ellis has various business relationships with First Hartford described under "Certain Relationships and Related Transactions," beginning on page 9.  The Board of Directors will give consideration to director candidates recommended by shareholders in accordance with the procedures described under "Proposals of Shareholders" on page 3.  At this writing the Board of Directors does not have a specific process for identifying and evaluating nominees for director, but when considering nominations for membership on the Board, the Board of Directors will seek to identify persons who have the highest capabilities, judgment and ethical standards and who have an understanding of our business.

Shareholder Communications with our Board of Directors

                The Board of Directors has implemented a process by which shareholders may communicate with our Board of Directors.  Shareholders may communicate with any of our directors by writing to them c/o First Hartford Corporation, P.O. Box 1270, 149 Colonial Road, Manchester, CT 06045-1270.

Director Compensation

                At the present time, there are no separate fees for membership on the Board of Directors.  Each director is also an officer of First Hartford.

Audit Committee Report

                First Hartford does not have a separately designated audit committee and accordingly the entire Board of Directors performs the functions described in the report set forth below.  Mr. Ellis, Mr. Greenwald, and Mr. Harding are members of our management, and Mr. Ellis has various business relationships with First Hartford described under "Certain Relationships and Related Transactions," beginning on page 10.  Thus, none of the members of the Board of Directors meet the criteria for independence established by the New York Stock Exchange or other self-regulatory organizations.  First Hartford does not otherwise meet the eligibility requirements for listing on the NYSE or with such other self-regulatory organizations.

                The Board of Directors has:

(a)            reviewed and discussed our audited financial statements;

(b)           discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and

(c)            received the written disclosures and the letter from our auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independence of our auditors with our independent auditors.

Based on the review and discussions described above, the Board of Directors approved the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended April 30, 2006.

Neil H. Ellis
Stuart I. Greenwald
David B. Harding

Principal Accounting Firm Fees

PRINCIPAL ACCOUNTING FEES AND SERVICES

                Set forth below is a summary of the fees paid for the fiscal year ended April 30, 2006 and 2005 to First Hartford's principal accounting firm, Carlin, Charron & Rosen, LLP.

	2006	2005
Audit Fees	$80,000	$55,000
Audit Related Fees	$22,617	0
Tax Fees	0	0
All Other Fees	$ 6,895	0

Audit Related Fees
Audit Fees - unconsolidated subsidiaries	$18,000

Principal Accounting Firm Fees (continued):

PRINCIPAL ACCOUNTING FEES AND SERVICES (continued):

	2006	2005
Accounting research	$ 4,617
	$22,617

All other fees
Assistance with SEC comment letters	$6,895

Five-Year Performance Graph: 2001-2006

Comparison of Five-Year Cumulative Total Return Among First Hartford, NASDAQ Index and SIC Code Index

The annual changes for the five-year period shown in the graph on this page are based on the assumption that $100 has been invested in First Hartford stock, the NASDAQ Index and the SIC Code Index on May 1, 2001, as required by SEC rules, and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter.  The total cumulative dollar returns shown on the graph represent the value that such investments would have had on April 30, 2006.

EXECUTIVE COMPENSATION

                The following summary compensation table sets forth the total compensation for the fiscal years ended April 30, 2006, April 30, 2005 and April 30, 2004 for our Chief Executive Officer and our other executive officers.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary	Bonus	All Other Compensation	Long-Term Compensation Awards Securities Underlying Options/SARs (#)

Neil H. Ellis, Director and President (CEO)	2006	$202,126	$400,000(1)	$732(2)	--
	2005	$200,000	$10,000	$1,515	--
	2004	$200,000	--	$1,515	--

Stuart I. Greenwald, Director, Treasurer & Secretary	2006	$121,520	$150,000(1)	$4,958(3)	--
	2005	$120,016	$10,000	$5,376	50,000(5)
	2004	$103,333	--	$4,576	--

David B. Harding Director, Vice President	2006	$154,824	$150,000(1)	$6,326(4)	--
	2005	$152,459	$10,000	$6,991	50,000(5)
	2004	$142,272	--	$6,386	--

(1) All bonuses were accrued as of April 30, 2006 and paid after year-end except $50,000 paid to Mr. Ellis prior to year-end.

                (2) Represents the amount of life and disability insurance premiums paid by First Hartford with respect to Mr. Ellis.

                (3) $3,645 represents the matching contribution to First Hartford's IRA and $1,313 represents the amount of life and disability insurance premiums paid by First Hartford with respect to Mr. Greenwald.

                (4) $4,645 represents the matching contribution to First Hartford's IRA and $1,681 represents the amount of life and disability insurance premiums paid by First Hartford with respect to Mr. Harding.

                (5)   Nonqualified stock options to purchase 50,000 shares of common stock were granted Mr. Greenwald and Mr. Harding on February 11, 2004.  The options became exercisable on February 11, 2006.  The options include a "put option" that requires First Hartford to purchase the exercised shares for $1.30 in excess of the grant price.  The put option expires five years after the stock options are fully exercisable.

                (6) To assist management of the Company in carrying out its responsibility and to improve job performance, the Company provides certain of its officers with automobiles.  The Company cannot specifically or precisely ascertain the amount of personal benefit, if any, derived by those officers from such automobiles.  However, after reasonable inquiry, the company has concluded that the amount of any such personal benefit is immaterial and does not in any event exceed $10,000 to any officer.  No provision has therefore been made for any such benefit.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The company has not entered into any employment contracts, termination of employment or change-in-control arrangements during the last fiscal year.

Pricing of Options

No options have been repriced during the last fiscal year.

Long Term Incentive Plan Awards

There have been no awards under any long-term incentive plans during the last completed fiscal year.

Compensation of Directors

The directors have not received any compensation for their capacity as directors.

Life Insurance

Each employee of First Hartford is eligible to receive life insurance that, in the event of such employee's death, will provide proceeds of two times the annual salary of each employee until such employee reaches the age of 65.  At the age of 65, the amount of life insurance proceeds each employee is entitled to receive upon his or her death is equal to one times such employee's annual salary.

Pension and Retirement Plans

First Hartford previously maintained a defined benefit pension plan.  The pension plan was frozen in January 1986 and was taken over by the Pension Benefit Guaranty Corporation in January 1994.  In January 1997, First Hartford had come to settlement terms with the PBGC and the Department of Labor concerning the pension plan.  Pursuant to the settlement, First Hartford gave the PBGC a 10-year note of approximately $670,000 (6% interest payable quarterly), which was guaranteed by a bond of an insurance company.  Mr. Ellis waived any and all benefits under the pension plan in the settlement with the PBGC and personally guaranteed the bond.  Subsequent to April 30, 2005, First Hartford paid its note to the PBGC.  Mr. Greenwald will receive approximately $6,000 per year under the pension plan when he reaches age 65.

Each employee of First Hartford may participate in the First Hartford IRA pursuant to which First Hartford will match up to 3% of each employee's annual salary.

Employment, Severance and Change in Control Agreements

                None.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

Name	Shares Acquired On Exercise (#)	Value Realized	Number of Securities Underlying Options/SARS At Fiscal Year-End (#)		Value of Unexercised In- the-Money Options(1) at April 30, 2005

			Exercisable	Unexercisable	Exercisable	Unexercisable
Stuart I. Greenwald	--	--	--	50,000	$95,000	--
David B. Harding	--	--	--	50,000	$95,000	--

                (1)  "In-the-Money Options" are defined as options with an exercise price that is less than the fair market value (defined as the last sales price) of First Hartford's common stock at April 30, 2006, which was $3.00 per share.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Transactions with Management and Others

                Since the filing of First Hartford's Petition for Reorganization in February of 1981, and owing to the uncertainty as to the financial stability of First Hartford, lenders that we use to finance our purchase and development of real estate have required the personal guaranty of Neil H. Ellis, our President and a member of the Board of Directors, on certain loans to First Hartford and its subsidiaries.  TO meet this requirement, First Hartford's real estate development has followed a standard procedure.  Money is borrowed directly by a subsidiary of First Hartford, which develops the property.  Neil Ellis guarantees the loan and in return receives a pledge of all the stock of the borrowing subsidiary until such time as the loan guaranty is released.  On December 27, 1999, 100 percent of the outstanding stock of Brewery Parkade, Inc. was pledged to Mr. Ellis as security for his guarantee of a construction loan in Cranston, Rhode Island.  The Ellis guaranty was subsequently reduced to 5% of the outstanding principal of a mortgage, which was $11,337,866 at October 27, 2006. The entity owning the property (CP Associates, LLC, 50% of which is owned by Brewery Parkade, Inc.) will also be the lessor of the building that will house the Cranston, RI Police Department.  This project (scheduled to be finished in February 2007) is being constructed by Brewery Parkade, Inc.  A Letter of Credit ("LC") for $1,000,000 was given to the City of Cranston.  The City made a $1,000,000 payment required under the contract but require the LC to assure completion.  Mr. Ellis guaranteed the LC as well as a $10,100,000 construction loan.  As of October 26, 2006 the pledge of the stock of Brewery Parkade is still in effect.  In December, 2004 Bangor Parkade, Inc., a wholly owned indirect subsidiary of First Hartford, closed a $19,350,000 construction loan with Sovereign Bank for our shopping center (under construction) in Bangor, Maine.  This loan also required the guarantee of Mr. Ellis, and he received a pledge of the stock of Bangor Parkade.  The loan was repaid in March 2006 and the pledge of the stock of Bangor Parkade, Inc. was cancelled.

                In past years, Mr. Ellis has guaranteed millions of dollars of letters of credit and bonds issued for the benefit of First Hartford.  Currently, all such letters of credit and bonds have been satisfied except the $1,000,000 LC to the City of Cranston and LC's of $1,409,818 and $342,000 to Massachusetts Housing Finance concerning rehabilitation of a low income project in Rockland, MA.

As of October 26, 2005, the following additional guarantees by Mr. Ellis were still in effect, for which Mr. Ellis received no security from First Hartford:

  Personal guarantee of $301,610 mortgage balance on our headquarters in Manchester, CT

  Personal guarantee of $1,500,000 revolving line of credit from Citizens Bank to First Hartford.

  Limited guarantee related to a refinance of a mortgage loan in the amount of $36,000,000 to Cranston BVT Limited Liability Partnership, of which First Hartford owns a 50% partnership interest.

  Limited guarantee related to a refinance of a mortgage in the amount of $20,500,000 to Dover Parkade, LLC, of which First Hartford owns a 50% membership interest.

  Limited guarantee related to a $5,300,000 refinancing of a mortgage for Plainfield Parkade, Inc., a wholly owned subsidiary of First Hartford.

  Limited guarantee on borrowings by Putnam Parkade, Inc. of $5,600,00 and 1150 Union Street Corporation of $9,250,000, each of which is a wholly owned indirect subsidiary of First Hartford.

  Limited guarantee related to $13,450,000 financing of shopping center in North Adams, MA owned by Main Street NA Parkade, LLC, a wholly owned subsidiary of First Hartford.

In July 2002, Mr. Ellis obtained an $850,000 loan from M&T Bank and loaned the proceeds to First Hartford.   Mr. Ellis received a pledge of all the stock of First Hartford Realty Corp., our subsidiary that holds the stock of each of our indirect real estate subsidiaries, as security for this loan.  The other financial terms of the loan from Mr. Ellis to First Hartford were the same as the terms of the loan from M&T Bank to Mr. Ellis.  A minimum of $10,000 was required to be paid monthly, plus interest at the prime rate plus 1.5%.  As of April 30, 2005, $510,000 remained outstanding.  As of September 28, 2005, this loan had been paid in full by First Hartford and Mr. Ellis released the pledged stock of First Hartford Realty Corp.

On October 25, 2004, Putnam Parkade, Inc., a wholly owned indirect subsidiary of First Hartford, completed a refinancing of its indebtedness whereby it received a new mortgage loan in the principal amount of $5,600,000 and repaid an existing first mortgage loan in the principal amount of $3,860,939 and a second mortgage loan in the principal amount of $1,235,00.  The holder of the second mortgage was Journal Publishing Company, Inc., a subsidiary of Green Manor Corporations, which is owned by Mr. Ellis and his wife.  In connection with this repayment, a pledge of the stock of Putnam Parkade and any interest in the profits were released.

As of April 30, 2004, in addition to the indebtedness described in the two preceding paragraphs, First Hartford had net indebtedness to Mr. Ellis and entities owned or controlled by Mr. Ellis and his wife in the aggregate amount of $277,944.  The background of this indebtedness, which was incurred in prior fiscal years, was described in our proxy statement for our annual meeting of shareholders held on February 24, 2005.  As of October 26, 2005, this indebtedness had been paid in full by First Hartford, without interest.

On or about April 7, 2005, Mr. Ellis advanced $180,000 to Bear Stearns for the benefit of Cranston Parkade, LLC, a 50% owned subsidiary of First Hartford, to facilitate the refinancing of a shopping center in Cranston, RI.  Mr. Ellis was repaid those funds without interest on April 27, 2005 in connection with the closing of the refinancing.

Certain Business Relationships

As described in Form 10K for the period ended April 30, 1995, 99% of the company's interest in the Lubbock Texas Shopping Center was acquired by the Journal Publishing Company, Inc. which is owned by Mr. Ellis and his wife.

Relevant Facts

Prior To the Sales:

  75% of the Hartford Lubbock Limited Partnership (which owned the shopping center) was owned by First Hartford.

  Shortly before HLLP could consummate a refinancing of the Dollar Dry Dock ("DDD") bank loan on the shopping center, DDD was taken over by the FDIC.

  As a result of the DDD takeover, the FDIC was in the process of foreclosing on the shopping center and, as part of the foreclosure process, the FDIC commissioned two independent appraisals resulting in valuation(s) of $5,600,000 and $6,600,000.  At the time of these appraisals, there was approximately $12,000,000 due on the mortgage.

  Hartford Lubbock Limited Partnership filed for protection under Chapter 11 of the Bankruptcy Code.

  Mr. and Mr. Ellis were personal guarantors of the debt which guarantees had been required by the lender as a condition of making the loans necessary to acquire and finance development of the Lubbock property.

The Settlement and Sale - July 8, 1994

  Journal Publishing bought the Company's interest in the partnership for $3,000,000 (via a $3,000,000 cancellation of First Hartford debt due to Journal Publishing) plus debt of $6,600,000 for the total consideration of $9,600,000.

  Debt to the FDIC was settled for $6,600,000.  FDIC accepted payment of $5,600,000 (acquired via a further refinancing of the property) and a $1,000,000 note secured by assets of the Ellis family.

  For tax related purposes a 1% interest in the property was given to Parkade Corporation (a wholly owned subsidiary of First Hartford) which was appointed General Partner and Managing Agent.

  As a result of the sale, First Hartford booked a gain of approximately $6,200,000 and reduced its total debt by $15,000,000 (based on elimination of the $12,000,000 DDD debt plus the cancellation of the $3,000,000 JI debt).

  Instead of a taxable gain for First Hartford of $5,400,000, an election was made whereby the depreciable basis was reduced and First Hartford was relieved of the taxes.

Payment Summary

  In response to the lender requirements for a refinancing in December of 1998, a new borrowing entity with no existing debt was formed.  The shopping center was transferred to Hartford Lubbock Limited Partnership II.  The consideration was a 99% interest in the original partnership (all of which came from Lubbock Parkade, Inc. owned by Journal Publishing).  Parkade Center, Inc. (a First Hartford subsidiary) was given a 1% interest in the new partnership and retained a 1% interest in the old partnership.  Effectively, Parkade Center has a 1.99% interest for which it made no monetary payment.

  From the date of sale (July 8, 1994) to September 30, 2006, the Ellis family received payments of approximately $1,100,000, and First Hartford received approximately $22,000 in distributions for its 1.99% share.

  From the date of sale to September 30, 2006, First Hartford received Management Fees in excess of $2,000,000 from the Lubbock Shopping Center.

Richmond Realty

David Harding (V.P. and Director) and his wife are the members of Richmond Realty, LLC.  Richmond manages property of others for a fee which is passed through to First Hartford, net of expenses, as rent.  Neither David Harding or his wife receive any compensation from the entity.  Richmond is not material to First Hartford and is not consolidated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth the "beneficial ownership" (as that term is defined in the rules of the Securities and Exchange Commission) of the common stock as of October 25, 2006, except as otherwise noted, by each executive officer and member of the Board of Directors and each person who is known by us to beneficial own more than 5% of our common stock.

	Number of Shares	Percent of Outstanding
Name & Address	of Common Stock	Shares of Common Stock
Neil H. Ellis	1,327,587 (1)	40.3%
43 Butternut Road
Manchester, CT 06040

Stuart I. Greenwald	50,000 (2)	1.5%
149 Colonial Road
P.O. Box 1270
Manchester, CT 06045-1270

David B Harding	50,000 (2)	1.5%
149 Colonial Road
P.O. Box 1270
Manchester, CT 06045-1270

	Number of Shares	Percent of Outstanding
Name & Address	of Common Stock	Shares of Common Stock
John Filipelli	244,758 (3)	7.4%
85 Pawling Lake
Pawling, New York 12564

Richard E Kaplan	591,254 (4)	17.9%
2345 Washington Street
Newton, MA 02462

David Kaplan	501,686 (5)	15.2%
257 East Center Street
Manchester, CT 0604

Joel Lehrer	174,137 (6)	5.3%
P.O. Box 825
Keyport, NJ 07735

All Directors and Officers as a	1,427,587 (2)	43.3%
Group (3 in number)

(1)   Includes 417,183 shares owned by a corporation which is wholly owned by Mr. and Mrs. Ellis; 17,543 shares owned beneficially and of record by Mr. Ellis' wife and 53,412 shares held as Trustee for his daughters in which he disclaims beneficial ownership.  Excludes 14,250 shares held as Trustee for the Jonathan G. Ellis Leukemia Foundation (a charitable foundation).

(2)   Represents common stock issuable pursuant to presently exercisable stock options.

(3)   This Information as set forth in a Schedule 13D filed by Mr. Filipelli with the Securities and Exchange Commission on February 14, 2006.  Includes 73,930 shares owned by Mr. Filippelli's wife and 84,326 shares to which Mr. and Mrs. Filippelli share voting and dispositive power.

        (4)   Included in Richard Kaplan's shares are 445,535 shares for which both he and David Kaplan share voting and dispositive power.  This information is as of September 26, 2005, as set forth in Amendment No. 1 to Schedule 13D filed by Mr. Kaplan with the Securities and Exchange Commission on that date.

        (5)   Included in David Kaplan's shares are 445,535 shares for which both he and Richard E Kaplan share voting and dispositive power.  This information is as of September 26, 2005, as set forth in Amendment No. 1 to Schedule 13D filed by Mr. Kaplan with the Securities and Exchange Commission on that date.

(6)   This information is as of November 5, 2003, as set forth in a Schedule 13D filed by Mr. Lehrer with the Securities and Exchange Commission on December 8, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires First Hartford's directors and executive officers, and persons who own more than 10% of a registered class of First Hartford's equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of First Hartford's equity securities on Forms 4 or 5.  The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish First Hartford with copies of all reports filed with the Commission pursuant to Section 16(a) of the Exchange Act require those persons to furnish First Hartford with copies of all reports filed with the Commission pursuant to Section 16(a).  Based solely upon written representations of First Hartford's directors and executive officers that no forms were required to be filed, First Hartford believes that during fiscal year 2006, all directors, executive officers and 10% of shareholders of First Hartford have filed with the Commission on a timely basis all reports to be filed under Section 16(a) of the Exchange Act.

CERTAIN LEGAL PROCEEDINGS

Richard E. Kaplan v. First Hartford Corporation

On January 29, 2004, a shareholder filed a Form 13D with the Securities and Exchange Commission indicating that he controls over 19% of the Company shares.  That shareholder was Richard E. Kaplan, purportedly a resident of the Commonwealth of Massachusetts.  By Complaint dated February 27, 2004, Mr. Kaplan filed suit against First Hartford Corporation (the "Company") as Civil Action No. 04 10402 NMG in the United States District Court for the District of Massachusetts.  The Company was served with the complaint on March 2, 2004.  The complaint alleges that the proxy solicitation materials issued by the Company as a prelude to its annual meeting on January 22, 2004, were false and/or misleading in certain respects and also omitted certain material information.  As a result thereof, the plaintiff seeks to void the shareholder votes taken at the January 22, 2004 shareholder meeting of the Company and have a new vote ordered based upon revised proxy material which would be required to be issued by the Company.  The only shareholder votes taken at the annual meeting were to re-elect the same Board of Directors which had been serving the Company and to approve the Employee Stock Option Plan.

Additionally, on February 27, 2005, Mr. Kaplan filed another suit against the Company in the same court styled as Civil Action No.  05 10320 NMG (United States District Court for the District of Massachusetts) making essentially the same claims as the first suit with regard to the Company's 2005 annual meeting.  The only shareholder vote for the February 24, 2005 meeting was, again, to elect the same Board of Directors, which had been serving the Company and a proposal brought forth by Mr. Kaplan to require the Company to have 80% independent directors.  This Board of Directors recommended that shareholders should vote against this proposal.  The proposal was defeated 1,860,706 to 662,672.

Furthermore, on March 8, 2006, Mr. Kaplan filed another suit against the Company in the same court styled as Civil Action No. 06-10424 WGY (United States District Court for the District of Massachusetts) making essentially the same claims as the first and second suits but now with respect to Company's November 30, 2005 shareholder meeting.  At the November 30, 2005 meeting, consistent with the recommendations of the Board of Directors, the shareholders voted to re-elect the same Board of Directors and also voted to approve ratification of the previously approved Employee Stock Option Plan together with certain related stock option grants and employee put options.

In 2006, the District Court Judge ultimately agreed to consolidate the 2006 lawsuit with the prior two lawsuits (which had previously been consolidated on July 12, 2005).

On May 15 and 16, 2006, Mr. Kaplan and the Company appeared before the United States District Court District of Massachusetts (the "Court") in a bench trial consolidating the above actions.

The following is the Memorandum Of Decision of that trial.

United State District Court
District of Massachusetts

___________________________________

RICHARD KAPLAN                                            )

                                                                                 )

              Plaintiff                                                     )         Civil Acton Nos.

                                                                 )         04-10402-NMG

v.                                                              )         05-10320-NMG

                                                                 )         06-10424-NMG

FIRST HARTFORD CORPORATION               )

                                                                )

              Defendant                                                )

MEMORANDUM OF DECISION

GORTON, J.

                This matter is a consolidation of three related cases, each arising from allegations that the defendant violated federal securities law by making material misstatements and omissions in each of three proxy statements. The parties appeared for a bench trail before this court on May 15 and 16, 2006.  The Court now publishes its findings of fact and conclusions of law.

I.      Findings of Fact

1.    The plaintiff, Richard Kaplan ("Kaplan"), is (and was at all relevant times) a shareholder of the defendant, First Hartford Corporation  ("FHC").  Kaplan is the beneficial owner of approximately 19.1% (591,254 shares) of FHC'S outstanding common stock.

2.     FHC is a Maine corporation with its principal place of business in Manchester, Connecticut.  It became a public company in the 1960's and is primarily engaged in the acquisition, development and management of real estate.

3.     The common stock of FHC is registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act").  Shares of FHC are traded "over the counter" and not listed on any exchange.

                4.      The current board of directors of FHC ("Board") is comprised of Neil Ellis ("Ellis"), Stuart Greenwald  ("Greenwald") and David Harding ("Harding").  All three directors are also officers of FHC: Ellis is president, Harding, vice president and Greenwald, secretary and treasurer.  Ellis owns approximately 43% (1,325,387 shares) of FHC's common stock.

5.      Between February 1986, and January 2004, FHC held no shareholder meetings.  As of the day of the 2004 shareholder meeting, Ellis, Greenwald, and Harding had been serving as directors since 1966, 1980 and 1998, respectively.  Greenwald and Harding had agreed to join the Board at the request of Ellis, and Harding was added after the death of a previous director/officer, Leonard Seader ("Seader").

6.     FHC was in poor financial condition during the 1980's and 1990's.  It filed a petition for, and subsequently emerged from reorganization under the federal bankruptcy code in the 1980's.  From 1990 through 1998, its financial statements were not audited by outside certified accountants.

7.     Within the past several years, FHC's financial performance has improved and the market value of its stock has increased.  In 1999, FHC reinstituted the use of independent accountants.

8.     Neither the Board itself nor any shareholder has proposed a candidate for director.

9.     Kaplan challenges three proxy statements issued by FHC.  The first was mailed on or about Decembe29, 2003 (Proxy I), for a meeting of shareholders held on January 22, 2004 (Meeting directors and to approve a stock option plan that had been adopted by the Board in December, 2003 ("the Stock Option Plan").  Pursuant to the subsequent vote of the shareholders, Ellis, Greenwald and Harding were elected to the Board of Directors and the Stock Option Plan was approved.

10.     Shortly after Meeting I, a special meeting of the Board was called at which it not only authorized the implementation of the Stock Option Plan but also authorized so-called "put options" despite the fact that they had not been discussed or voted upon at the prior meeting of the shareholders.  The award of put options permitted the recipient employee (depending upon his of her longevity with the company) to require FHC to buy his or her vested stock options for a pre-determined price which was higher than the grant price.  Consequently, the put option provided a guaranteed financial benefit to plan participants who remained employed by FHC.

11.     The second proxy was mailed on or about January 26, 2005 ("Proxy II"), for a meeting of shareholders held on February 24, 2005 ("Meeting II").  That proxy solicited votes for the election of directors and with respect to Kaplan's proposal to amend the bylaws to require that 80% of the Board be "independent".  As a result of Meeting II, Ellis, Greenwald and Harding were re-elected to the Board by the shareholders and Kaplan's proposal was defeated.

12.     The third proxy was mailed on or about October 26, 2005 ("Proxy III"), for a meeting of shareholders held on November 30, 2005 ("Meeting III").  Proxy III solicited shareholder votes for the election of directors, to re- ratify the Stock Option Plan that the shareholders had approved in 2004 and to approve the plan for put options that had been implemented at the same time as the Stock Option Plan but which had not been reviewed or approved by shareholders.  As a result of Meeting III, Ellis, Greenwald and Harding were re-elected to the Board by the Shareholders and the Stock Option Plan was re-ratified.

13.     Multiple business transactions between FHC and Ellis (generally conducted through companies owned by Ellis  and/or his relatives) have occurred during the past 25 years.  Ellis's motivation for many of these transactions was to keep FHC solvent.  Examples of "related transactions" between FHC and Ellis include the following:

a) guarantees by Ellis of loans to FHC, many of which were secured by interests in the ventures with respect to which the loans were obtained; and

b)   exchange of real property and ownership interest between FHC and companies associated with  Ellis.

14.     In the mid-1980s, FHC participated in the formation of a partnership for the purpose of developing a shopping center in Lubbock, Texas.  FHC owned a 70% interest in the property, the bank which had loaned FHC money to develop the property owned 25% and a third party owned 5%.  FHC and the lender both encountered financial difficulties.

15.    In order to avoid foreclosure of the property by the FDIC, which succeeded to the interest of the lender, a company owned by the Ellises acquired a 99% ownership interest in the partnership holding the property (hereinafter, "Hartford Lubbock LP") in the mid-1990s.  For tax purposes, an affiliate of FHC became general partner of Hartford Lubbock LP and was given a 1% interest.  That transaction never received formal Board approval.

16.   The books and records of Hartford Lubbock LP are kept at the headquarters of FHC.  For the past 5 years of so, Ellis's two daughters have received from Hartford Lubbock LP $60,000 apiece each year.  Payments have also been made to Ellis's son-in-law.

17.  In the 1990s, FHC and its management engaged in litigation with the United States Department of Housing and Urban Development ("HUD") with respect to certain FHC properties.  As part of a settlement with HUD, Ellis and Greenwald voluntarily consented to refrain from any involvement in HUD-insured properties for five years.

18.    Richmond Realty, LLC ("Richmond") was formed for the purpose of managing HUD-insured properties which FHC was forbidden to manage after the settlement agreement with HUD.  Harding was president of Richmond until January 2003, when his wife succeeded him as president and he became vice president.  Harding's position as president was disclosed in the proxy statement but his position as vice president was not.

19.     Richmond currently manages a property called "Scitico Gardens" which is owned by the Ellises.  There is no written agreement governing the relationship between Richmond and FHC but there is substantial intermingling of funds between the two.  All of Richmond's books and records are kept at the headquarters of FHC, the facilities and personnel of FHC are utilized by Richmond, and money is transferred between the two companies.

20.     Because FHC was unable, for credit reasons, to obtain a loan for the development of a certain Connecticut property, a company owned by the Ellises, Journal Publishing Co., secured a loan on behalf of FHC for $1,575,000 in 2000.  Journal Publishing loaned that amount to an FHC affiliate, Putnam Parkade, Inc. (hereinafter, "the Putnam Parkade loan"), in exchange for a promissory note the terms of which had been set by the original lender to Journal Publishing.

21.     The terms of the Putnam Parkade loan were very favorable to Journal Publishing, entitling it not only to interest payments at the rate of prime plus one percent per year but also to "participation payments" consisting of 95% of the cash flow from the property and 95% of the net proceeds from any sale or refinancing of the property.  Journal Publishing did not receive, not was it intended to receive, the participation payments and the loan was paid off by Putnam Parkade in 2004.

22.     Proxies I, II and III did not disclose the fact that FHC had not held a meeting of shareholders (or an election of directors) since 1986.  The proxies also omitted, or misstated, certain disclosures that were required by federal regulations or which related to transactions in which FHC management/directors had a personal interest.

23.     There is no evidence that, if such disclosed information had been disclosed, the votes at the FHC shareholder meetings would have been different or, if so, that such votes would have produced different results.

II.            Conclusions of Law

A.     It is a violation of §14(a) of the Exchange Act to make a solicitation by means of any proxy statement, form of proxy, notice of meeting or other communication, written or oral, containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

SEC Rule 14a-9 (a), 17 C.F.R. § 240.14a-9.  See also Exchange Act§, 14(e), 15 U.S.C.§ 78n (e).

B.     Shareholders alleging a violation of the proxy rules have a private right of action under the Exchange Act, 14(a), 15 U.S.C. § 78n (a).  Royal Bus. Group, Inc. v. Realist, Inc., 933 F. 2d 1056, 1059 (1st Cir. 1991) (citing J.I Case Co. v. Borak, 377 U.S. 426 (1964)

C.     As a general matter, the prohibition against material misstatements applies only where the proxy solicitor has a duty of disclosure.  Cf. Basic Inc. v. Levinson, 485 U.S. 224, 239 n.17 (1988) ("Silence, absent a duty to disclose, is not misleading under Rule 10b-5."); Roeder v. Alpha Indus., Inc., 814 F.2d 22, 26 (1st Cir. 1987) ("Even if information is material, there is no liability under Rule 10b-5 unless there was a duty to disclose it."); Craftmatic Sec.Litig. V. Kraftsow, 890 F.2d 628, 641 n. 17 (3d Cir. 1989) ("Disclosures mandated by law are presumably material.") (citation omitted).[1]

D.     However, once a disclosure is made (whether mandatory or not) a duty arises to make that disclosure "complete and accurate", which may compel the corporation to provide additional material facts.  Roeder,  814F.2d at 26 (citations omitted).

[1] Claims brought under Section 10(b) of the Exchange Act and SEC Rule 10b-5 are subject to the same standard of materiality as claims brought under the federal proxy regulations.  See Basic, supra.

E.     SEC Regulation 14A, 17 C.F.R. 240.14a-1 et seq., sets forth numerous items that must be disclosed in any proxy solicitation.  Required disclosures include, but are not limited to: 1) the corporation's annual financial report, 2) various other financial data, 3) information relating to current management/directors and nominees to the board, 4) disclosures of related transactions between the corporation and its management/directors, 5) information about the existence and operation of audit, nominating and compensation committees, 6) compensation and retirement plan information for management/directors and 7) indebtedness of management/directors to the corporation.

F.  The standard for determining the materiality of omissions has been defined by the United States Supreme

Court as follows:

An omitted fact is material if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote. . It does not require proof of a substantial likelihood that disclosure of the omitted fact would have caused the reasonable investor to change his vote . (but just that it) would have assumed actual significance in the deliberations of a reasonable shareholder . (i.e.,) would have been viewed by the reasonable investor as having significantly altered the "total mix" of information made available.

TSC Indus., Inc. v. Northway, Inc., 426 U.S. 438, 449 (1976).  Where a shareholder challenges a proxy solicitor's statement of belief or opinion, evidence of the solicitor's disbelief or undisclosed motivation may give rise to liability so long as the plaintiff also proves "that the statement was defective as to its subject matter".  Va. Bankshares, Inc. v. Sandberg, 501 U.S. 1083, 1096 (1991).

G.     The "total mix" of information available to a shareholder may include information outside of the proxy statement itself where, given the particular solicitation, a reasonable investor would be likely to consider such outside information.  See in re Keyspan Corp. Sec. Litig., 383 F. Supp. 2d 358, 374 n.6 (E.D.N.Y. 2003).

H.     In this case, a reasonable FHC shareholder, being asked to vote upon important issues such as the election of directors, approval of a stock option plan and a shareholder proposal seeking more independence in the board, is presumed to have read each 10-K annual report which FHC provided with each proxy statement. Cf. id. At 374 & nn. 5-6 (explaining that investors are expected to have knowledge of publicly available SEC filings, especially since 1996, when the SEC required domestic public companies to file  electronically).

I.     In defining the general standard imposed by the federal proxy rules, the First Circuit Court of Appeals has held that federal law is satisfied as long as the proxy materials fully and fairly set forth the relevant and material facts from which a reasonable shareholder may draw his own conclusions as to how to vote.

J.     While the standard of materiality does not vary depending upon whether the drafter of a challenged proxy statement was a corporate insider or an outside party, a court may consider the interests of the drafter when determining whether a material omission or misstatement has been made. Pavilidis v. New England Patriots Foodtball Club, Inc., 737 F.2d 1227, 1231 (1st Cir. 1984) (stating that under certain circumstances "a self-dealing insider may have a 'heavier burden of disclosure' in the sense that he will find it more difficult to convince the court that he has met the requirement of 14(a)").

K.     Thus, the materiality of a corporate transaction that could personally benefit the company's management, directors or their relatives, requires a contextual assessment.  Regarding disclosure of such transactions, the SEC instructs that:

[t]he materiality of any interest is to be determined on the basis of the significance of the information to investors in light of all the circumstances of the particular case.  .. [T]he relationship of the parties to the transaction with each other and the amount involve in the transactions are among the factors to be considered in determining the significance of the information to investors.

Instructions to Item 404 (a) of SEC Regulation S-K, 17 C.F.R. § 229.404

                L.     Whether non-disclosure of improper conduct is material depends upon the relationship between that conduct and the particular solicitation at issue.  In the Pavlidis Case, Supra, the First Circuit Court of Appeals reasoned that, while a "breach of fiduciary duty involving self-dealing by a corporate officer would plainly be material to a proxy statement soliciting votes for the re-election of that officer", non-disclosure of that misconduct was not material to a solicitation concerning whether shareholders should sell their stock at a particular price.  737 F. 2d at 1236.

                M.     Reliance is not an element of proof in misleading proxy claims.  Thus, the plaintiff need not prove that he relied on the proxy's defect in determining how to vote.  See Mills v. Elec.Auto-Lite Co., 396 U.S. 375, 384-85 (1970); Stahl v. Gibraltar Fin. Corp., 967 F. 2d 3355 (9th Cir. 1992).

                N.     With respect to causation, The Supreme Court has explained that,

[s]o long as the misstatement or omission was material, the causal relation between violation and injury is sufficiently established  ... if "the proxy solicitation itself ... was an essential link in the accomplishment of the transaction".

TSC Indus., Inc. v. Northway, Inc., 426 U.S. 438, 444 (1976) (quoting Mills, 396 U.S. at 385).  The court of appeals in the Stahl case reasoned that because materiality (an objective standard) is the "touchstone" of a proxy violation case, "it should not matter whether any particular shareholder was actually misled by the challenged misrepresentations".  Stahl, 967 F. 2d at 337.

                O.     Similarly, because the proxy rules are intended to "ensur [e] full and fair disclosure to shareholders", the fairness of a transaction following a challenged proxy solicitation is not a defense to liability.  Mills, 396 U.S. at 382 & n.5 (reasoning that "it is pure conjecture to assume that the fairness of [a] proposal will always be determinative of [shareholders'] vote").

P.     Although plaintiff provided no direct proof that FHC acted in bad faith, FHC was negligent with respect to the composition of its proxy statements and observance of corporate formalities.

                Q.     In considering Proxies I, II and III, and their accompanying 10-Ks, the Court concludes that the following matters were either fully and fairly disclosed or, if not, were immaterial:

1)   the denomination of Meeting I as an "annual meeting" and the disclosure of the tenure of the then-current Board of Directors;

2)   the description of the functions of FHC's audit and compensation committees which FHC was not obligated to have;

                3)    the failure to disclose in Proxy I all known owners of 5% or more of FHC common stock;

4)   the misstatement that FHC management and directors had all complied with SEC reporting requirements;

5)    the financial performance graphs included within the proxy statements, notwithstanding the lack of a statement limiting their applicability to small sales of stock;

                6)   the reported process for consideration of candidates to the Board of Directors;

7)   the characterization of, and recommendation by the Board against, Kaplan's shareholder proposal, see VaBankshares,501 U.S. at 1095-96; New England Anti-Vivisection Soc'v, 889 F.2d at 1204;

8)   the failure to describe the put options in Proxies I and II because those omissions were effectively cured in Proxy III; and

9)   the characterization on non-qualified options as "performance-base compensation" because the terms of the employee compensation plan sufficiently disclosed that some of the compensation would not be directly tied to company performance.

R.     Although none of the non-disclosures relating to business relationships between FHC and its management was materially misleading if considered in isolation, the non-disclosures taken as a whole cause concern.  See Gould v. Am. Hawaiian Steamship Co., 319 F. Supp. 795, 809 (D. De. 1970) (stating that misstatements and omissions which are "only slightly inaccurate or misleading" may "amount to inadequate disclosure" when viewed in total).

S.      The proxy statements and 10-K filings indicate, as a general matter, that Ellis had (and continues to have) a personal interest in a number of business transactions with FHC.  Thus, a reasonable stockholder would likely consider such information, and proceed with caution, when voting for officers or with respect to transactions that could benefit Mr. Ellis personally.  The insufficient disclosures of Ellis's transaction with FHC are problematic because they do not permit an investor to determine the extent of Ellis's self-interest. Cf. Shaev v. Saper, 320 F. 3d 373, 382-83 (3d Cir. 2003) ("That an investor could hypothetically conduct research to clarify ambiguities and discover omissions in the proxy statement does not relieve the Board of its obligations under Rule 14a-9.").

                T.     Similarly, although transactions which took place many years ago while FHC was insolvent may be of little consequence today, such transactions are significant in confirming Ellis's peremptory control over FHC's management and the Board and the Comprehensive lack of proper corporate governance.

U.     Consequently, FHC should have disclosed 1) the material terms of those transactions in which Ellis or his family were personally interested, 2) details concerning potential benefits and detriments to Ellis personally and 3) the relationship between Richmond Realty, Harding, Ellis and FHC.

V.     Because FHC made misleading statements and omissions in Proxies I, II and III which, by a narrow margin, exceeded the threshold of materiality, the plaintiff is entitled to some relief.

W.     Because, however, 1) those non-disclosures were rendered less serious by virtue of FHC's dire financial status, 2) there is no evidence that shareholders would have voted differently had more complete disclosures been made my FHC and 3) many of plaintiff's claims have been rendered moot by the passage of time and the efforts of FHC to provide more accurate disclosures with each succeeding proxy statement, the Court will award only prospective relief, consisting of an order that future proxy statements shall comply with this decision and that FHC shall provide a copy of this decision with its next proxy statement.

Order

     In accordance with the foregoing memorandum of Decision, judgment will enter for plaintiff on Count I of his consolidated complaints.  Defendant is hereby ordered that future proxy materials shall comply with this Court's decision, a copy of which defendant shall provide to its shareholders with the next proxy statement.

So ordered.

                                                                                                                                Nathaniel M. Gorton
                                                                                                                                United States District Judge

Dated:  July 7, 2006

On July 24, 2006 Plaintiff has filed a motion for award of attorney's fee and expenses seeking approximately $330,000.  The Company has objected to the motion which the Company believes has been ruled upon, but the matter is being considered by the Court.

The Maine Shareholder Lawsuit

The same shareholder who was the plaintiff in the above described Massachusetts lawsuits (Richard E. Kaplan) has also filed a separate complaint against both the Company and Neil H. Ellis individually.

The complaint was filed in the United States District Court for the District of Maine on or about September 15, 2005 and is styled as Kaplan v. First Hartford Corporation and Neil Ellis, No. 05-144-DBH.

The complaint alleges that the Company, under the direction and control of [Neil] Ellis, has acted and continues to act in ways that are illegal, oppressive and fraudulent.  The core of the allegations appear to maintain that the Company has been hurt because of alleged self-dealing and/or usurpation of Company opportunities by Mr. Ellis to his personal benefit.

The lawsuit seeks relief in equity pursuant to Maine statutes 13-C M.R.S.A. Sections 1430, 1431 (3) and 1433 or alternatively per 13-C M.R.S.A. Sections 1430 and 1434.  The relief sought seeks several possible remedies including recovery of unspecified damages for alleged wrong doing, purchase of the plaintiff shares (or other shareholders wanting to sell) for an unspecified "fair value", the rescission of certain unspecified transactions between the Company and Mr. Ellis and related entities or the liquidation of the Company.  The complaint also sought to have a receiver appointed to run the Company pending the outcome of the litigation.

The Company expects a trial on the merits to occur within the next few months and strongly believes it will prevail.  The Company does not believe there is any likelihood that a receiver will be appointed pending the trial as requested in the Complaint.